J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.01

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	JPMorgan Chase Bank, National Association
Business Name (if Different):
Principal Business Address:	270 Park Avenue, 4th Floor, New York, NY 10017

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 1, 2025
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023
Moody's Investors Service, Inc.	Global Structured Finance Data Quality Evaluation Approach, February 9, 2022
S&P Global Ratings	Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	December 5, 2025

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank, National Association (“Client”) during multiple transactions from July 2024 to November 2025 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between February 2022 and October 2025.

(2) Sample size of the assets reviewed.

The Review was conducted on six hundred seventy-three (673) loans selected by the Client. Subsequent to review, the Client reduced the population to six hundred seventy-two (672) mortgage loans with an aggregate original principal balance of approximately $241.795 million for unknown reasons. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the entire portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower SSN	First Payment Date	Occupancy	Refi Purpose
Amortization Term	Cash From Borrower	Interest Only	Original CLTV	Representative FICO
Appraisal As-Is Value	Cash To Borrower	Interest Rate Life Floor	Original HLTV	Residual Income Amount
Appraisal Effective Date	City	Investor: Qualifying Housing Ratio	Original Interest Rate	Street
Appraised Value	Coborrower Citizenship	Investor: Qualifying Total Debt Ratio	Original Loan Amount	Subject Debt Service Coverage Ratio
Blanket Mortgage?	Coborrower First Name	Last Property Transfer Date	Original LTV	Total Income
Borrower Citizenship	Coborrower Last Name	Loan Property Count	Original P&I	Universal Loan Identifier (ULI)
Borrower EIN	Contract Sales Price	LTV Valuation Value	Other Financing Junior Total Original Loan Amount	Zip
Borrower First Name	Decision System	Maturity Date	PITIA Reserves Months
Borrower FTHB	Doc Type	Neg Am	Product Description
Borrower Last Name	Escrow Account	Note Date	Property Type

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

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CREDIT REVIEW (238 Mortgage Loans)

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP/Zippy Review

When a DU/LP/Zippy form is provided, AMC (i) confirmed and captured recommendations and (ii) verified that (a) red flags listed on the DU/LP/Zippy were addressed by the underwriter, (b) listed credit conditions were cleared by the underwriter, and (c) the final DU/LP/Zippy in the file contained data that matched the data gathered from documents in the file. All mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and the AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

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Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

LEASES REVIEW (434 Mortgage Loans)

DOCUMENT REVIEW

For each Loan, AMC reviewed the corresponding Loan File and verified whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines were assessed during the review. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application: For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC verified (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

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Borrowing Entity: AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals, and business entities.

Property income: AMC determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios were calculated but instead a “Property DTI/DSCR” was calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirmed that the flood certification is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood certification, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC reviewed for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for an independent, third party fraud report and background check in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client

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on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations

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(including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

COMPLIANCE REVIEW (238 Mortgage Loans)

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable
i)	failure to provide the applicable home equity initial and account opening disclosures
ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner
d)	Tolerances (§§1026.18, 22 23, and 38):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.

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e)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
h)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

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i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.
vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
viii)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

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vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,

2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds

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applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the mortgage loans determined to be Safe Harbor QM (APOR), the AMC report will indicate (i) “Yes” with respect to any mortgage loan for which the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on such mortgage loans, (ii) “No” with respect to any mortgage loan for which the lender provided a VSH indicator of “No” and (iii) “Not Stated” with respect to any mortgage loan for which the lender did not provide a VSH indicator.

* Note, for mortgage loans in which the lender provided the VSH indicator, AMC captured the VSH indicator in the AMC report but did not verify the VSH indicator as provided by the related lender.

In addition to the above, for loans (i) that are designated as “Yes” with respect to a VSH indicator, (ii) for which such “Yes” VSH indicator was provided within the loan images, on the data tape or in the deal notes, and (iii) for which the related mortgage loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH, AMC performed an additional variance evaluation on such QM (APOR) mortgage loans.  AMC’s variance evaluation consists of a review of such mortgage loan to identify documentation variances that would cause one to question the VSH attestation provided by the lender. If variances were identified, the mortgage loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines, and the AMC report will indicate “No” with respect to such mortgage loans. The results of the variance evaluation are reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the

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factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;

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▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

LEASES LIMITED COMPLIANCE REVIEW (66 Mortgage Loans)

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an

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“as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), and Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were six hundred seventy-two (672) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, one hundred ninety (190) (28.27%) loans had an overall loan grade of “B”. Thirteen (13) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable Fitch, Kroll, and Moody’s NRSRO grading criteria, one hundred eighty-eight (188) (27.98%) loans had an overall loan grade of “B”. Twelve (12) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable DBRS NRSRO grading criteria, one hundred eighty-seven (187) (27.83%) loans had an overall loan grade of “B”. Eleven (11) of the loans with an overall grade of “B” had exceptions across multiple exception types.

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	GSE	53
		ATR/QM	7
		ECOA	7
		TRID Defect	4
		Federal HPML	4
		ATR/QM Defect	3
		State HPML	3
		State Defect	3
		State Late Charge	2
		TRID	2
		Loan Package Documentation	2

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		Missing Disclosure	1
		Missing Non-Required Data	1
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Total Compliance Grade (B) Exceptions:	93
Total Compliance Exceptions:			93
Credit	B	Guideline	74
		Title	23
		Credit	8
		Borrower and Mortgage Eligibility	6
		Loan Package Documentation	6
		Missing Document	5
		Property - Appraisal	5
		Insurance	5
		Business Purpose	3
		Asset	1
		Total Credit Grade (B) Exceptions:	136
Total Credit Exceptions:			136
Property	B	Appraisal Reconciliation	6
		Property - Appraisal	2
		Total Property Grade (B) Exceptions:	8
Total Property Exceptions:			8
Grand Total:			237

Exception Type	Fitch, Kroll, and Moody's Final Exception Rating	Exception Category	Total
Compliance	B	GSE	53
		ATR/QM	7
		ECOA	7
		TRID Defect	4
		Federal HPML	4
		ATR/QM Defect	4
		State Defect	3
		State HPML	3
		State Late Charge	2
		Loan Package Documentation	2
		TRID	2
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Missing Non-Required Data	1
		Missing Disclosure	1

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		Total Compliance Grade (B) Exceptions:	94
Total Compliance Exceptions:			94
Credit	B	Guideline	74
		Title	23
		Credit	8
		Borrower and Mortgage Eligibility	6
		Loan Package Documentation	6
		Missing Document	5
		Insurance	5
		Property - Appraisal	5
		Business Purpose	3
		Asset	1
		Total Credit Grade (B) Exceptions:	136
Total Credit Exceptions:			136
Property	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			232

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	B	GSE	53
		ATR/QM	7
		ECOA	7
		Federal HPML	4
		TRID Defect	4
		ATR/QM Defect	3
		State Defect	3
		State HPML	3
		State Late Charge	2
		Loan Package Documentation	2
		TRID	2
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Missing Non-Required Data	1
		Missing Disclosure	1
		Total Compliance Grade (B) Exceptions:	93
Total Compliance Exceptions:			93
Credit	B	Guideline	74
		Title	23
		Credit	8
		Loan Package Documentation	6

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		Borrower and Mortgage Eligibility	6
		Insurance	5
		Property - Appraisal	5
		Missing Document	5
		Business Purpose	3
		Asset	1
		Total Credit Grade (B) Exceptions:	136
Total Credit Exceptions:			136
Property	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			231

COMPLIANCE RESULTS SUMMARY

Of the three hundred four (304) loans that had a compliance review performed, under the applicable Fitch, Kroll, and Moody’s NRSRO grading criteria, eighty-three (83) had a Compliance Review “B” grade. Of the three hundred four (304) loans reviewed, under the applicable DBRS and S&P NRSRO grading criteria, eighty-two (82) had a Compliance Review “B” grade. Eleven (11) of the loans with an overall grade of “B” had multiple compliance exceptions.

Fitch, Kroll, and Moody’s NRSRO Grade	# of Loans	% of Loans
A	221	72.70%
B	83	27.30%
C	0	0.00%
D	0	0.00%

DBRS and S&P NRSRO Grade	# of Loans	% of Loans
A	222	73.03%
B	82	26.97%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the one thousand seventy-one (672) loans reviewed, under the applicable S&P NRSRO grading criteria, eight (8) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Of the six hundred seventy-two (672) loans reviewed, under the applicable DBRS, Fitch, Kroll, and Moody’s NRSRO grading criteria, two (2) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below).

S&P NRSRO Grade	# of Loans	% of Loans
A	664	98.81%
B	8	1.19%
C	0	0.00%
D	0	0.00%

DBRS, Fitch, Kroll, and Moody’s NRSRO Grade	# of Loans	% of Loans
A	670	99.70%
B	2	0.30%
C	0	0.00%
D	0	0.00%

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CREDIT REVIEW RESULTS SUMMARY

Five hundred fifty-seven (557) mortgage loans (82.89%) of the total received an “A” Credit Review grade. The one hundred fifteen (115) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	557	82.89%
B	115	17.11%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred seventy-two (672) mortgage loans reviewed, two hundred fifty-seven (257) (37.24%) mortgage loans had tape discrepancies across thirty-two (32) unique data fields. The most common tape discrepancies were Note Date (11.16%), Subject Debt Service Coverage Ratio (9.08%), and Borrower Last Name (8.33%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines.

Field	# of Loans	% of Loans
Note Date	75	11.16%
Subject Debt Service Coverage Ratio	61	9.08%
Borrower Last Name	56	8.33%
Borrower First Name	55	8.18%
Borrower FTHB	47	6.99%
Investor: Qualifying Total Debt Ratio	35	5.21%
Property Type	33	4.91%
Original Interest Rate	28	4.17%
Decision System	25	3.72%
Representative FICO	24	3.57%
Refi Purpose	23	3.42%
Street	20	2.98%
Appraised Value	16	2.38%
Amortization Term	16	2.38%
Original Loan Amount	15	2.23%
Original CLTV	15	2.23%
Original LTV	15	2.23%
Zip	12	1.79%
Original P&I	7	1.04%
City	7	1.04%
Coborrower Last Name	6	0.89%
# of Units	5	0.74%
Coborrower First Name	5	0.74%
Contract Sales Price	3	0.45%
Occupancy	3	0.45%

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First Payment Date	2	0.30%
Prepayment Penalty Period (months)	2	0.30%
Prepayment Penalty	2	0.30%
Cash From Borrower	1	0.15%
Original HLTV	1	0.15%
Maturity Date	1	0.15%
Interest Only	1	0.15%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	435	64.73%	$77,583,678.00	32.09%
Non QM	206	30.65%	$136,545,079.00	56.47%
N/A	22	3.27%	$19,010,374.00	7.86%
Safe Harbor QM (APOR)	9	1.34%	$8,655,834.25	3.58%
Total	672	100.00%	$241,794,965.25	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	664	98.81%	$235,529,520.25	97.41%
Adjustable	8	1.19%	$6,265,445.00	2.59%
Total	672	100.00%	$241,794,965.25	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	672	100.00%	$241,794,965.25	100.00%
Total	672	100.00%	$241,794,965.25	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Other-than-first-time Home Purchase	292	43.45%	$121,524,530.25	50.26%
Cash Out: Other/Multi-purpose/Unknown Purpose	253	37.65%	$71,617,782.00	29.62%
Rate/Term Refinance - Borrower Initiated	91	13.54%	$34,588,297.00	14.30%
First Time Home Purchase	36	5.36%	$14,064,356.00	5.82%
Total	672	100.00%	$241,794,965.25	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	666	99.11%	$232,927,142.25	96.33%
361+ Months	6	0.89%	$8,867,823.00	3.67%
Total	672	100.00%	$241,794,965.25	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	411	61.16%	$135,837,175.00	56.18%

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PUD	78	11.61%	$49,837,456.25	20.61%
2 Family	48	7.14%	$8,276,903.00	3.42%
Condo, Low Rise	42	6.25%	$17,570,369.00	7.27%
1 Family Attached	42	6.25%	$5,926,491.00	2.45%
5-10 Unit Multi-Family	24	3.57%	$15,454,695.00	6.39%
4 Family	10	1.49%	$3,863,500.00	1.60%
Townhouse	7	1.04%	$1,874,527.00	0.78%
3 Family	7	1.04%	$2,585,100.00	1.07%
Condo, High Rise	3	0.45%	$568,749.00	0.24%
Total	672	100.00%	$241,794,965.25	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	467	69.49%	$105,775,986.25	43.75%
Primary	186	27.68%	$124,693,959.00	51.57%
Second Home	19	2.83%	$11,325,020.00	4.68%
Total	672	100.00%	$241,794,965.25	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

S&P Exceptions	# of Loans	Grade Impact	Exception Type
Fannie Mae 2014 - 3% Points and Fees	48	B	Compliance
Self-Employed Tax Return Recency - ATR	7	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	6	B	Compliance
FNMA Points and Fees	5	B	Compliance
TIL Higher Priced Mortgage Loan Safe Harbor Test	4	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment Test	3	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	2	B	Compliance
Note Error: Note grace period days less than minimum per state	2	B	Compliance
(State HPML Disclosure) Maryland Higher-Priced Mortgage Loan (Disclosure of Non-HPML Loans Borrower Qualifies For Not Provided)	1	B	Compliance
Maryland HPML Threshold Test Non-Compliant	1	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	1	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	1	B	Compliance
(Missing Data) Last Rate Set Date	1	B	Compliance
Loan Estimate: Dates are not in chronological order.	1	B	Compliance
Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	1	B	Compliance

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General ATR Provision Investor and Non QM DTIs match and both moderately exceed Guidelines	1	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both significantly exceed Guidelines	1	B	Compliance
TRID Revised Loan Estimate Timing Before Closing Test	1	B	Compliance
Closing Disclosure: Dates are not in chronological order.	1	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	1	B	Compliance
Massachusetts HPML Threshold Test Compliant	1	B	Compliance
TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	1	B	Compliance
TRID Final Closing Disclosure Partial Payments	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance
Credit Exception:	48	B	Credit
Title Policy Coverage is less than Original Loan Amount.	20	B	Credit
Verification of housing pay history is required.	7	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality analysis that confirms that water is free of all known environmental and safety hazards	5	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	5	B	Credit
Aged document: Primary Valuation is older than guidelines permit	5	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	4	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	3	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	3	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	2	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	2	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	2	B	Credit
Missing Document: Lease Agreement not provided	2	B	Credit
Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.	2	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
Ineligible property type.	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Housing payment lates are present within 24 months.	1	B	Credit
Insufficient funds for Reserves. Guidelines require	1	B	Credit
Missing Document: Source of Funds/Deposit not provided	1	B	Credit

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Hazard Insurance Policy expires within 90 days of the Note Date.	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	1	B	Credit
Missing Document: Evidence of Access to Funds not provided	1	B	Credit
AUS Findings: Property type discrepancy.	1	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
DSCR does not meet guideline requirements.	1	B	Credit
Missing Document: Certificate of Good Standing not provided	1	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	1	B	Credit
Absence of Business Purpose Certificate and/or Non-Owner Occupancy Declaration and/or UW Business Purpose Analysis and thus casts doubt on the business purpose of the loan.	1	B	Credit
Missing Document: Note Addendum - Prepayment not provided	1	B	Credit
"Other" housing history reflects lates that do not meet guidelines.	1	B	Credit
Missing Document: Lender Exception(s) not provided	1	B	Credit
Missing Document: Other not provided	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	1	B	Credit
Loan is to be securitized. Highest level secondary valuation supports the value. There is a lower level tertiary product that does not support the qualifying value. Sec ID: 22	6	B	Property
Appraisal is required to be in name of Lender	2	B	Property

Fitch, Kroll, and Moody’s Exceptions	# of Loans	Grade Impact	Exception Type
Fannie Mae 2014 - 3% Points and Fees	48	B	Compliance
Self-Employed Tax Return Recency - ATR	7	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	6	B	Compliance
FNMA Points and Fees	5	B	Compliance
TIL Higher Priced Mortgage Loan Safe Harbor Test	4	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment Test	3	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	2	B	Compliance
Note Error: Note grace period days less than minimum per state	2	B	Compliance
(State HPML Disclosure) Maryland Higher-Priced Mortgage Loan (Disclosure of Non-HPML Loans Borrower Qualifies For Not Provided)	1	B	Compliance
Maryland HPML Threshold Test Non-Compliant	1	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	1	B	Compliance
Check Restated Loan Designation Match - General Ability to Repay	1	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	1	B	Compliance
(Missing Data) Last Rate Set Date	1	B	Compliance

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Loan Estimate: Dates are not in chronological order.	1	B	Compliance
Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	1	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both moderately exceed Guidelines	1	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both significantly exceed Guidelines	1	B	Compliance
TRID Revised Loan Estimate Timing Before Closing Test	1	B	Compliance
Closing Disclosure: Dates are not in chronological order.	1	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	1	B	Compliance
Massachusetts HPML Threshold Test Compliant	1	B	Compliance
TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	1	B	Compliance
TRID Final Closing Disclosure Partial Payments	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance
Credit Exception:	48	B	Credit
Title Policy Coverage is less than Original Loan Amount.	20	B	Credit
Verification of housing pay history is required.	7	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality analysis that confirms that water is free of all known environmental and safety hazards	5	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	5	B	Credit
Aged document: Primary Valuation is older than guidelines permit	5	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	4	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	3	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	3	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	2	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	2	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	2	B	Credit
Missing Document: Lease Agreement not provided	2	B	Credit
Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.	2	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
Ineligible property type.	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Housing payment lates are present within 24 months.	1	B	Credit

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Insufficient funds for Reserves. Guidelines require	1	B	Credit
Missing Document: Source of Funds/Deposit not provided	1	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	1	B	Credit
Missing Document: Evidence of Access to Funds not provided	1	B	Credit
AUS Findings: Property type discrepancy.	1	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
DSCR does not meet guideline requirements.	1	B	Credit
Missing Document: Certificate of Good Standing not provided	1	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	1	B	Credit
Absence of Business Purpose Certificate and/or Non-Owner Occupancy Declaration and/or UW Business Purpose Analysis and thus casts doubt on the business purpose of the loan.	1	B	Credit
Missing Document: Note Addendum - Prepayment not provided	1	B	Credit
"Other" housing history reflects lates that do not meet guidelines.	1	B	Credit
Missing Document: Lender Exception(s) not provided	1	B	Credit
Missing Document: Other not provided	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	1	B	Credit
Appraisal is required to be in name of Lender	2	B	Property

DBRS Exceptions	# of Loans	Grade Impact	Exception Type
Fannie Mae 2014 - 3% Points and Fees	48	B	Compliance
Self-Employed Tax Return Recency - ATR	7	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	6	B	Compliance
FNMA Points and Fees	5	B	Compliance
TIL Higher Priced Mortgage Loan Safe Harbor Test	4	B	Compliance
Maryland SB270 Prepayment Penalty Test 2009 Investment Test	3	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	2	B	Compliance
Note Error: Note grace period days less than minimum per state	2	B	Compliance
(State HPML Disclosure) Maryland Higher-Priced Mortgage Loan (Disclosure of Non-HPML Loans Borrower Qualifies For Not Provided)	1	B	Compliance
Maryland HPML Threshold Test Non-Compliant	1	B	Compliance
ECOA Appraisal - Right to Receive Copy of Appraisal Disclosure Missing	1	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	1	B	Compliance
(Missing Data) Last Rate Set Date	1	B	Compliance
Loan Estimate: Dates are not in chronological order.	1	B	Compliance

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Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	1	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both moderately exceed Guidelines	1	B	Compliance
General ATR Provision Investor and Non QM DTIs match and both significantly exceed Guidelines	1	B	Compliance
TRID Revised Loan Estimate Timing Before Closing Test	1	B	Compliance
Closing Disclosure: Dates are not in chronological order.	1	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	1	B	Compliance
Massachusetts HPML Threshold Test Compliant	1	B	Compliance
TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	1	B	Compliance
TRID Final Closing Disclosure Partial Payments	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance
Credit Exception:	48	B	Credit
Title Policy Coverage is less than Original Loan Amount.	20	B	Credit
Verification of housing pay history is required.	7	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality analysis that confirms that water is free of all known environmental and safety hazards	5	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	5	B	Credit
Aged document: Primary Valuation is older than guidelines permit	5	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	4	B	Credit
Borrower has been convicted of fraud/misrepresentation or felony. Borrower is ineligible.	3	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	3	B	Credit
Guideline Requirement: Loan to value discrepancy.	2	B	Credit
Missing Document: Credit Letter of Explanation (LOE) not provided	2	B	Credit
Hazard Insurance Error: Subject hazard insurance policy coverage amount is missing from evidence of insurance.	2	B	Credit
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	2	B	Credit
Missing Document: Lease Agreement not provided	2	B	Credit
Rent loss insurance is required on all properties and there is no evidence of this insurance in the file.	2	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1	B	Credit
Ineligible property type.	1	B	Credit
Missing Document: Articles of Organization/Formation not provided	1	B	Credit
There is no lease in place for the subject property and the absence of this document casts doubt on business purpose of loan.	1	B	Credit
Housing payment lates are present within 24 months.	1	B	Credit
Insufficient funds for Reserves. Guidelines require	1	B	Credit

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Missing Document: Source of Funds/Deposit not provided	1	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	1	B	Credit
Guideline Requirement: PITIA reserves months discrepancy.	1	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	1	B	Credit
Missing Document: Evidence of Access to Funds not provided	1	B	Credit
AUS Findings: Property type discrepancy.	1	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	1	B	Credit
Experience level does not meet the guideline requirements for an experienced investor.	1	B	Credit
DSCR does not meet guideline requirements.	1	B	Credit
Missing Document: Certificate of Good Standing not provided	1	B	Credit
Guideline Requirement: Minimum Loan Amount discrepancy.	1	B	Credit
Absence of Business Purpose Certificate and/or Non-Owner Occupancy Declaration and/or UW Business Purpose Analysis and thus casts doubt on the business purpose of the loan.	1	B	Credit
Missing Document: Note Addendum - Prepayment not provided	1	B	Credit
"Other" housing history reflects lates that do not meet guidelines.	1	B	Credit
Missing Document: Lender Exception(s) not provided	1	B	Credit
Missing Document: Other not provided	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Borrower has active Tradelines which are less than the minimum required by guidelines.	1	B	Credit
Appraisal is required to be in name of Lender	2	B	Property

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